Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid Expenses and Other Current Assets
Prepaid Expenses and Other Current Assets
Prepaid expenses and other current assets consisted of the following (in thousands):

	December 31,
	2019	2018
Research and development claims receivable	$27,567	$10,272
Prepayments	7,023	2,069
VAT receivable	1,928	1,973
Other asset	279	—
Grant income receivable	547	661
Other receivable	482	436
Total prepaid expenses and other current assets	$37,826	$15,411

The increase to research and development claims receivable is the result of the increased income tax benefit from increased research and development expenses.